Leases	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Leases [Abstract]
Leases
LEASES
Master Lease.
Pursuant to the Master Lease, the Tenant has leased the Company’s real estate properties. The Master Lease is accounted for as an operating lease and has an initial lease term of ten years
that began on April 25, 2016 (other than with respect to MGM National Harbor, as described below) with the potential to extend the term for four
additional five-year terms thereafter at the option of the Tenant. With respect to MGM National Harbor, the initial lease term ends on August 31, 2024. Thereafter, the initial term of the Master Lease with respect to MGM National Harbor may be renewed at the option of the Tenant for an initial renewal period lasting until the earlier of the end of the then-current term of the Master Lease or the next renewal term (depending on whether MGM elects to renew the other properties under the Master Lease in connection with the expiration of the initial ten-year
term). If, however, the Tenant chooses not to renew the lease with respect to MGM National Harbor after the initial MGM National Harbor term under the Master Lease, the Tenant would also lose the right to renew the Master Lease with respect to the rest of the properties when the initial ten-year
lease term ends related to the rest of the properties in 2026.
On January 29, 2019, Empire City was added to the existing Master Lease between the Landlord and Tenant. As a result, the annual rent payment to MGP increased by $50 million, prorated for the remainder of the lease year. Consistent with the Master Lease terms, 90% of this rent is fixed and will contractually grow at 2%
per year until 2022. In addition, pursuant to the Master Lease, MGP has a right of first offer with respect to certain undeveloped land adjacent to the property to the extent MGM develops additional gaming facilities and chooses to sell or transfer the property in the future.
On March 7, 2019, the Company completed the Park MGM Transaction and amended the existing Master Lease between the Landlord and Tenant concurrent with which the Company paid $637.5 million, of which $605.6 million was cash and the remainder was the issuance of approximately 1.0 million of Operating Partnership units, to a subsidiary of MGM and, as a result, the annual rent payment to the Company increased by $50 million, prorated for the remainder of the lease year. Consistent with the Master Lease terms, 90% of this rent is fixed and will contractually grow at 2% per year until 2022. The Company recorded a lease incentive asset which represents the consideration paid, less the existing deferred revenue balance of $94.0 million relating to the non-normal
tenant improvements recorded for Park MGM, which was derecognized. The Company was required to reassess the lease classification of the Master Lease and concluded that the Master Lease continued to be an operating lease.
On April 1, 2019, MGM Northfield Park was added to the existing Master Lease and the annual rent payment increased by $60 million. Consistent with the Master Lease terms, 90% of this rent is fixed and will contractually grow at 2% per year until 2022.
The annual rent payments under the Master Lease for the fourth lease year, which commenced on April 1, 2019, increased to $946.1 million from $770.3 million at the start of the third lease year. The increase was a result of the $50 million in additional rent for each of the Park MGM Transaction and Empire City in the beginning of 2019, the $60 million of additional rent for MGM Northfield Park on April 1, 2019, as well as the third 2.0% fixed annual rent escalator that went into effect on April 1, 2019.
Straight-line rental revenues from the Master Lease, which includes the lease incentive asset amortization, were $219.8 million and $636.6 million for the three and nine months ended September 30, 2019, respectively, and were $186.6 million and $559.7 million for the three and nine months ended September 30, 2018, respectively. The Company also recognized revenue related to tenant reimbursements and other of $6.2 million and $18.6 million for the three and nine months ended September 30, 2019, respectively, and $30.1 million and $93.2 million for the three and nine months ended September 30, 2018, respectively.
Under the Master Lease, future
non-cancelable
minimum rental cash payments, which are the payments under the initial
10-year
term through April 30, 2026 and do not include the four five-year renewal options and, with respect to National Harbor, through August 31, 2024, are as follows as of September 30, 2019:

Year ending December 31,	(in thousands)
2019	$236,515
2020	958,894
2021	976,262
2022	912,751
2023	890,126
Thereafter	1,922,713

$5,897,261

Lessee Leases.
The Company is a lessee of land underlying Borgata, MGM National Harbor, and Beau Rivage, and also a lessee, to a lesser extent, of certain real estate under operating lease arrangements. The Company is obligated to make lease payments through the non-cancelable
term of the ground leases, which is through 2066 for Beau Rivage, through 2070 for Borgata, and through 2082 for MGM National Harbor. These ground leases will be paid by the Tenant pursuant to the Master Lease through 2046 (including renewal periods). Components of lease expense for the three and nine months ended September 30, 2019 include operating lease cost of $5.9 million and $17.9 million, respectively. Other information related to the Company’s operating leases was as follows (in thousands, except for lease term and discount rate information):

Supplemental balance sheet information	Balance at September 30, 2019
Operating lease right-of-use assets	$280,020
Operating lease liabilities	336,452
Weighted-average remaining lease term (years)	59
Weighted-average discount rate (%)	7%
Maturities of operating lease liabilities were as follows:

Year ending December 31,	(in thousands)
2019 (excluding the nine months ended September 30, 2019)	$4,541
2020	21,113
2021	24,996
2022	25,015
2023	24,875
Thereafter	1,357,650

Total future minimum lease payments	1,458,190
Less: Amount of lease payments representing interest	(1,121,738)

Total	$336,452

LEASES
Master Lease.
Pursuant to the Master Lease, the Tenant has leased the Company’s real estate properties from the Landlord. The Master Lease is accounted for as an operating lease and has an initial lease term of ten years with the potential to extend the term for four additional five years
terms thereafter at the option of the Tenant. The Master Lease provides that any extension of its term must apply to all of the real estate under the Master Lease at the time of the extension. The Master Lease has a triple-net
structure, which requires the Tenant to pay substantially all costs associated with the lease, including real estate taxes, insurance, utilities and routine maintenance, in addition to the base rent. Additionally, the Master Lease provides MGP with a right of first offer with respect to MGM Springfield, which MGP may exercise should MGM elect to sell this property in the future, and with respect to any future gaming development by MGM on the undeveloped land adjacent to Empire City.
In connection with the commencement of the third lease year on April 1, 2018, the base rent under the Master Lease increased to $695.8 million, resulting in total annual rent under the Master Lease of $770.3 million. Rent under the Master Lease consists of a “base rent” component and a “percentage rent” component. As of December 31, 2018, the base rent represents approximately 90% of the rent payments due under the Master Lease and the percentage rent represents approximately 10% of the rent payments due under the Master Lease. The base rent includes a fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease). Thereafter, the annual escalator of 2.0% will be subject to the Tenant and, without duplication, the operating subsidiary sublessees of the Tenant (the “Operating Subtenants”), collectively meeting an adjusted net revenue to rent ratio of 6.25:1.00 based on their net revenue from the leased properties subject to the Master Lease (as determined in accordance with U.S. GAAP, adjusted to exclude net revenue attributable to certain scheduled subleases and, at the Tenant’s option, reimbursed cost revenue). The percentage rent will initially be a fixed amount for approximately the first six years and will then be adjusted every five years based on the average actual annual net revenues of the Tenant and, without duplication, the Operating Subtenants, from the leased properties subject to the Master Lease at such time for the trailing five calendar-year period (calculated by multiplying the average annual net revenues, excluding net revenue attributable to certain scheduled subleases and, at the Tenant’s option, reimbursed cost revenue, for the trailing five calendar-year period by 1.4%).
In connection with the MGM National Harbor Transaction on October 5, 2017, the base rent under the Master Lease increased to $682.2 million and the percentage rent to $74.5 million, prorated for the remainder of the second lease year, resulting in total annual rent under the Master Lease of $756.7 million. As a result of this transaction, the Master Lease was amended to provide that the initial term with respect to MGM National Harbor ends on August 31, 2024. Thereafter, the initial term of the Master Lease with respect to MGM National Harbor may be renewed at the option of the Tenant for an initial renewal period lasting until the earlier of the end of the then-current term of the Master Lease or the next renewal term (depending on whether MGM elects to renew the other properties under the Master Lease in connection with the expiration of the initial 10 years term). If, however, the Tenant chooses not to renew the lease with respect to MGM National Harbor after the initial MGM National Harbor term under the Master Lease, the Tenant would also lose the right to renew the Master Lease with respect to the rest of the properties when the initial 10 years lease term ends related to the rest of the properties in 2026.
In connection with the Borgata Transaction on August 1, 2016, rent under the Master Lease increased by $100 million from the initial rent of $550 million, $90 million of which relates to the base rent for the initial term and the remaining $10 million of which relates to the percentage rent. Following the closing of the Borgata Transaction, the base rent under the Master Lease became $585 million for the initial term and the percentage rent became $65 million, prorated for the remainder of the first lease year after the Borgata Transaction.
Straight-line rental revenues from the Master Lease for the years ended December 31, 2018 and 2017 were $746.3 million and $675.1 million, respectively. The Company also recognized revenue related to tenant reimbursements and other of $123.2 million and $90.6 million for the years ended December 31, 2018 and 2017, respectively.
Straight-line rental revenues from the Master Lease for the year ended December 31, 2016 were $419.2 million. Rental revenues from the Master Lease for the year ended December 31, 2016 represents activity from the IPO Date through December 31, 2016. The Company also recognized revenue related to tenant reimbursements and other of $48.3 million for the year ended December 31, 2016.
Under the Master Lease, future
non-cancelable
minimum rental payments, which are the payments under the initial
10-year
term and does not include the four five years renewal options and through August 31, 2024 as it relates to MGM National Harbor, are as follows as of December 31, 2018:

Year ending December 31,	(in thousands)
2019	$780,782
2020	794,907
2021	809,315
2022	757,060
2023	738,435
Thereafter	1,568,769

Total	$5,449,268

Refer to Note 1 and Note 3 for transactions that have been entered into but not yet occurred as of December 31, 2018.